SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 28, 2006

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification Number

1-08788	SIERRA PACIFIC RESOURCES Nevada P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358

2-28348	NEVADA POWER COMPANY Nevada 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 367-5000	88-0420104
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events
Nevada Power Company
 Item 8.01 Other Events
On June 28, 2006, the Public Utility Commission of Nevada (PUCN) approved a settlement agreement entered into between Nevada Power Company (NPC), the PUCN Staff, the Bureau of Consumer Protection (BCP), and other parties participating in a recent rate case. NPC is a wholly owned subsidiary of Sierra Pacific Resources (NYSE: SRP). The agreement allows for the full recovery over two years of the costs of fuel and purchased power incurred between August 31, 2004 and October 31, 2005. Deferred energy costs are recovered on a dollar-for-dollar basis with no profit to NPC.
A copy of the press release announcing PUCN approval of the settlement agreement is filed herewith as Exhibit 99.1.
Section 9—Financial Statements and Exhibits
 Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
99.1 Press Release dated June 28, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: June 28, 2006	By:	/s/ John E. Brown
John E. Brown
Controller

Nevada Power Company (Registrant)
Date: June 28, 2006	By:	/s/ John E. Brown
John E. Brown
Controller